Investment Strategy - Principal Focused Blue Chip ETF	Jun. 09, 2025
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategies
Strategy Narrative [Text Block]
Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies with large market capitalizations that, in the opinion of Principal Global Investors, LLC (“PGI”), the Fund’s investment advisor, display characteristics of a “blue chip” company. For this Fund, companies with large market capitalizations are those with market capitalizations similar to companies in the S&P 500® Index (as of April 30, 2025, this was between approximately $5.7 billion and $3.2 trillion). Blue chip companies are firms that, in PGI’s view, typically display some or all of the following characteristics: (1) large, well established, and financial sound companies; (2) considered market leaders or among the top three companies in their sector. The Fund tends to focus on securities of companies that show potential for growth of capital and an expectation for above-average earnings. In selecting securities for the Fund’s portfolio, PGI uses a bottom-up, fundamental process, focusing on, among other things, competitive position, company management and culture, free cash flow, and risk. The Fund invests in securities of foreign companies. The Fund also invests in the securities of companies that are in the financials and information technology sectors.
The Fund is considered non-diversified, which means it can invest a higher percentage of assets in securities of individual issuers than a diversified fund. As a result, changes in the value of a single investment could cause greater fluctuations in the Fund’s share price than would occur in a more diversified fund. The Fund's portfolio is expected to have a limited number of holdings (e.g., ranging from as few as twenty to as many as thirty holdings).
Note:    "S&P 500® Index" is a trademark of Standard & Poor's Financial Services LLC and has been licensed by Principal. The Fund is not sponsored, endorsed, sold, or promoted by Standard & Poor's Financial Services LLC, and Standard & Poor's Financial Services LLC makes no representation regarding the advisability of investing in the Fund.

Summary of Definition of Rule 35d-1 Term in Fund Name [Text Block]	For this Fund, companies with large market capitalizations are those with market capitalizations similar to companies in the S&P 500® Index (as of April 30, 2025, this was between approximately $5.7 billion and $3.2 trillion). Blue chip companies are firms that, in PGI’s view, typically display some or all of the following characteristics: (1) large, well established, and financial sound companies; (2) considered market leaders or among the top three companies in their sector.
Rule 35d-1 Eighty Percent Investment Policy [Text Block]	Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies with large market capitalizations that, in the opinion of Principal Global Investors, LLC (“PGI”), the Fund’s investment advisor, display characteristics of a “blue chip” company.